UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2023

Talkspace, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39314 (Commission File Number)	84-4636604 (I.R.S. Employer Identification No.)

622 Third Avenue New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (212) 284-7206

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase Common Stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As Talkspace, Inc. (the “Company”) previously announced on its Form 8-K filed on March 7, 2023, the Company filed a petition on March 3, 2023 in the Delaware Court of Chancery (the “Court of Chancery”) under 8 Del. C. §205, or Section 205 of the Delaware General Corporation Law (the “Petition”) in order to resolve potential uncertainty with respect to the Company’s capitalization resulting from a recent Court of Chancery ruling. The Court of Chancery set a hearing date for March 17, 2023.

On March 17, 2023, the hearing took place and the Court of Chancery approved the Company’s request for relief. The Court of Chancery then entered an order under 8 Del. C. §205 on March 17, 2023 (1) declaring the Company’s current certificate of incorporation (the “Current Charter”), including the filing and effectiveness thereof, as validated and effective retroactive to the date of its filing with the Office of the Secretary of State of the State of Delaware on June 22, 2021, and all amendments effected thereby and (2) ordering that the Company’s securities (and the issuance of the securities) described in the Petition and any other securities issued in reliance on the validity of the Current Charter are validated and declared effective, each as of the original issuance dates.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability.  Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Order entered by the Delaware Court of Chancery on March 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2023		TALKSPACE, INC.

	By:	/s/ Jennifer Fulk
Name: Jennifer Fulk
Title: Chief Financial Officer